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                                                                    EXHIBIT 10.2


                          -----------------------------

                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                      MACQUARIE INFRASTRUCTURE COMPANY LLC,

                     MACQUARIE INFRASTRUCTURE COMPANY TRUST

                                       AND

                 MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC.


                              Dated as of [-], 2004

                          -----------------------------

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            This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of
[-], 2004, is among Macquarie Infrastructure Company LLC, a Delaware limited liability company (the "LLC"), Macquarie Infrastructure Company Trust, a Delaware statutory trust (the "Trust" and, together with the LLC, the "Company"), and Macquarie Infrastructure Management (USA) Inc., a Delaware corporation (the "Manager"), and a holder of Trust Stock (as defined below).

                                    RECITALS

            WHEREAS, the Company has resolved to issue and sell in an underwritten registered initial public offering up to a determined number of shares representing beneficial interests in the Trust;

            WHEREAS, pursuant to the terms of a Management Services Agreement (the "Management Services Agreement") dated as of the date hereof among the Manager, the LLC, Macquarie Infrastructure Company Inc. and certain directly wholly owned subsidiaries of the LLC (each, a "Managed Subsidiary" and, together, the "Managed Subsidiaries"), the LLC and each Managed Subsidiary have agreed to appoint the Manager to manage their business and affairs as therein described;

            WHEREAS, the Manager has agreed to purchase from the LLC, in a separate private placement closing concurrently with the Offering (defined below), a number of shares of Trust Stock having an aggregate purchase price of $35 million, at a per share price equal to the initial public offering price (the "Initial Investment");

            WHEREAS, pursuant to the terms of the Management Services Agreement, the Manager has the right but not the obligation to invest all or a portion of the management fees it receives from the LLC and the Managed Subsidiaries, from time to time, in Trust Stock in accordance with the terms therein (each, a "Management Fee Investment" and, together, the "Management Fee Investments");

            WHEREAS, as a condition to the Manager's obligation to purchase shares of Trust Stock in the Initial Investment, the Company has agreed to enter into this Agreement;

            WHEREAS, the Company desires to provide the Manager with the rights set forth herein in order to induce the Manager to make Management Fee Investments; and

            WHEREAS, the parties hereto desire to enter into this Agreement with respect to certain rights and obligations of the Manager in connection with its ownership of the Trust Stock.

            NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties agree as follows:


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                                    SECTION 1
                                   DEFINITIONS

            1.1 Definitions.

            The following terms, when used in this Agreement, shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

            "Commission" means the Securities and Exchange Commission.

            "Company Registration Statement" shall have the meaning set forth in
Section 3.1.

            "Deferral Notice" shall have the meaning set forth in Section 4.2.

            "Effective Period" means, with respect to a Registration Statement, the period commencing from the time such Registration Statement becomes or is declared effective until all Registrable Shares registered under such Registration Statement shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Shares.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Initial Investment" shall have the meaning set forth in the Recitals hereto.

            "LLC Agreement" means the Amended and Restated Operating Agreement of Macquarie Infrastructure Company LLC dated as of the date hereof.

            "LLC Interest" means a limited liability company interest in the Company with the terms specified in the LLC Agreement.

            "Managed Subsidiary" shall have the meaning set forth in the Recitals hereto.

            "Management Fee Investment" shall have the meaning set forth in the Recitals hereto.

            "Management Services Agreement" shall have the meaning set forth in the Recitals hereto.

            "Material Event" shall have the meaning set forth in Section
4.1(iv).

            "NASD" means the National Association of Securities Dealers, Inc.

            "Notice and Questionnaire" shall have the meaning set forth in
Section 2.3.


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            "Offering" means the initial public offering of the Trust Stock by the Company.

            "Person" means any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

            "Prospectus" means the prospectus included in any Shelf Registration Statement filed in accordance with Section 2 or a Company Registration Statement described in Section 3, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

            "Public Offering" means the closing of a firm commitment, underwritten registered public offering of the Trust Stock (following the Offering and other than an offering covered by a registration statement relating solely to a sale of securities of the Company pursuant to a stock purchase or other equity plan or a transaction within the scope of Rule 145 promulgated under the Securities Act).

            "Registrable Shares" means (i) at any time from and after the date that is the first anniversary of the closing of the Offering, 50% of all shares of Trust Stock purchased by the Manager as the Initial Investment, (ii) at any time from and after the third anniversary of such closing, the balance of such shares of Trust Stock purchased by the Manager as the Initial Investment, and
(iii) at any time from and after the date that is the first anniversary of the closing of the Offering, the number of shares of Trust Stock purchased by the Manager in connection with Management Fee Investments; provided, however, that Registrable Shares shall not include any shares of Trust Stock which have been sold to the public either pursuant to a registration statement or Rule 144 or which have been sold in a private transaction in which the transferor's rights under this Agreement were not assigned.

            "Registration Statement" means any Shelf Registration Statement or any Company Registration Statement.

            "Registration Expenses" shall have the meaning set forth in Section
6.

            "Rule 144" means Rule 144 promulgated under the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shelf Registration Statement" means any of the shelf registration statements referred to in Section 2.1, as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in each such Shelf Registration Statement.

            "Trust Stock" means the shares of beneficial interest of the Trust; provided that, in the event that all outstanding shares of beneficial interest of the Trust are exchanged for LLC Interests in accordance with the terms of the LLC Agreement, all references herein to "Trust


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Stock" or "Shares of Trust Stock" shall automatically be deemed to refer to LLC
Interests upon such exchange.

            Other terms defined herein shall have the meanings assigned to them herein and capitalized terms used herein without definition shall have the meanings ascribed thereto in the Management Services Agreement.

                                    SECTION 2
                      REGISTRATION UNDER THE SECURITIES ACT

            2.1 The Company agrees to file under the Securities Act, as soon as reasonably possible after the first anniversary of the closing of the Offering, a Shelf Registration Statement (the "Initial Shelf Registration Statement") providing for the registration, and the sale on a continuous or delayed basis (including through brokers and dealers) by the Manager, of the Registrable Shares it owns on such filing date, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company agrees to use its best efforts to cause the Initial Shelf Registration Statement to become or be declared effective as soon as reasonably possible after the filing of the Initial Shelf Registration Statement and to keep the Initial Shelf Registration Statement continuously effective throughout the Effective Period subject to
Section 4.2.

            For so long as the Manager holds Registrable Shares or can be reasonably foreseen to acquire Registrable Shares pursuant to future Management Fee Investments that have not been previously registered pursuant hereto. The Company agrees, upon request of the Manager, to use its best efforts to file one or more subsequent Shelf Registration Statements (each, a "Subsequent Shelf Registration Statement")(which may include Registrable Securities covered by a prior Shelf Registration Statement) providing for the registration, and the sale on a continuous or delayed basis (including through brokers and dealers) by the Manager, of all such Registrable Shares, pursuant to Rule 415 or any similar rule that may be adopted by the Commission; provided, however, that the Company shall not be obligated to file more than four (4) such subsequent Shelf Registration Statements in any 12-month period. The Company agrees to use its best efforts to cause each Subsequent Shelf Registration Statement to become or be declared effective as soon as reasonably possible after the filing of the Subsequent Shelf Registration Statement and to keep the Subsequent Shelf Registration Statement continuously effective throughout the Effective Period subject to Section 4.2.

            The Manager shall be named as a selling security holder in such Shelf Registration Statement and the related Prospectus in such a manner as to permit the Manager to deliver such Prospectus to purchasers of Registrable Shares in accordance with applicable law.

            2.2 The Company further agrees that it shall cause each Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the related four


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Prospectuses, in the light of the circumstances under which they were made) not misleading. If any Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during an Effective Period (other than because all Registrable Shares registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Shares), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

            2.3 The Manager agrees that if it wishes to sell Registrable Shares pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2.3. The Manager agrees to deliver a Notice and Questionnaire, a form of which is attached as Schedule 1 to this Agreement (the "Notice and Questionnaire"), to the Company at least 10 Business Days prior to the filing of any Shelf Registration Statement.

                                    SECTION 3
                             PIGGYBACK REGISTRATION

            3.1 Right to Piggyback.

            (a) Subject to the terms and conditions hereof, at any time after the first anniversary of the closing of the Offering, whenever the Company proposes to register, either for its own account or the account of a security holder or holders, any shares of Trust Stock under the Securities Act and the form of registration statement (the "Company Registration Statement") to be used, may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company shall give prompt written notice to the Manager of the Company's intention to effect such a registration and shall include in the Company Registration Statement all Registrable Shares with respect to which the Manager has provided the Company with a written request for inclusion therein within twenty (20) calendar days after the receipt of the Company's notice.

            (b) Notwithstanding the foregoing, the Company shall not be required to notify the Manager or include Registrable Shares in any registration (i) on Form S-1, S-3 or S-8 under the Securities Act or their successor forms relating solely to stock purchase or other equity plans, (ii) on Form S-4 or successor forms relating solely to a transaction within the scope of Rule 145, or (iii) on any other form (other than Form S-1, S-2, S-3, SB-1 or SB-2, or their successor forms) which does not include substantially the same information as would be required to be included in a Shelf Registration Statement covering a registration pursuant to Section 2 above.

            (c) The Company shall have the right to terminate or withdraw any Company Registration Statement initiated by it under this Section 3 prior to the effectiveness of such Company Registration Statement, whether or not the Manager has elected to include securities in such Company Registration Statement.

            3.2 Underwriting.

            If the Company Registration Statement of which the Company gives notice is for a public offering involving an underwriting, the Company shall so advise the Manager as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of the Manager to


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be named selling security holder in a Company Registration Statement pursuant to this Section 3 shall be conditioned upon the Manager's participation in such underwriting and the inclusion of the Manager's Registrable Shares in the underwriting to the extent provided herein. The Company and the Manager shall enter into an underwriting agreement in customary form with the underwriters selected by the Company.

            3.3 Cutback.

            Notwithstanding any other provision of this Section 3 to the contrary, if the representative of the underwriters determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriters and the Company may limit the number of Registrable Shares to be included in the Company Registration Statement and underwriting. In the event of any such limitation of the number of shares of Trust Stock to be underwritten, the Company shall so advise the Manager, and the number of shares included in such Company Registration Statement and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter to the Manager. If the Manager disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter, and such Registrable Shares shall be withdrawn from such Company Registration Statement.

                                    SECTION 4
                             REGISTRATION PROCEDURES

            The following provisions shall apply to any Shelf Registration Statement filed pursuant to Section 2 and any Company Registration Statement filed pursuant to Section 3.

            4.1 The Company shall:

            (i) use its best efforts to prepare and file with the Commission a Registration Statement on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Shares in accordance with the intended method or methods thereof, as specified in writing by the Manager, and use its best efforts to cause such Registration Statement to become effective in accordance with Section 3.1 above;

            (ii) before filing any Registration Statement or related Prospectus or any amendments or supplements thereto with the Commission, furnish to the Manager copies of all such documents proposed to be filed and reflect in each such document when so filed with the Commission such comments as the Manager reasonably shall propose within five (5) Business Days of the delivery of such copies to the Manager;

            (iii) use its best efforts to (A) prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement and file with the Commission any other required document as may be necessary to keep such Registration Statement continuously effective until the expiration of the Effective Period, subject to Section 4.2, (B) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424


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      (or any similar provisions then in force) under the Securities Act, and
      (C) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Shares covered by a Registration Statement during the Effective Period in accordance with the intended methods of disposition by the Manager set forth in a Registration Statement as so amended or such Prospectus as so supplemented;

            (iv) promptly notify the Manager (A) when each Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to each Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request, following the effectiveness of each Registration Statement, by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into a Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (F) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 4.2), state that it constitutes a Deferral Notice, in which event the provisions of Section 4.2 shall apply or (G) at any time when a Prospectus is required to be delivered under the Securities Act, that a Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

            (v) prior to any public offering of the Registrable Shares pursuant to a Registration Statement, use best efforts to register or qualify or cooperate with the Manager in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as the Manager


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      reasonably requests in writing (which request may be included in the
      Notice and Questionnaire); prior to any public offering of the Registrable Shares pursuant to a Registration Statement, use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with the Manager's offer and sale of Registrable Shares pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Shares in the manner set forth in the Registration Statement and the related Prospectus; provided that the Company will not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, (B) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject, or (C) become subject to the reporting requirements of such jurisdiction;

            (vi) use its best efforts to prevent the issuance of and, if issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

            (vii) upon reasonable notice, for a reasonable period prior to the filing of a Registration Statement, and throughout the applicable Effective Period, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by a representative of any underwriter, placement agent or counsel appointed by the Manager in connection with an underwritten offering, such financial and other information and books and records of the Company, and cause the officers, directors, trustees and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the counsel to the Manager, to conduct a reasonable "due diligence" investigation; provided, however, that each such representative appointed by the Manager in connection with an underwritten offering shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, subject to customary exceptions;

            (viii) if reasonably requested by the Manager, promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Manager shall, on the basis of a written opinion of nationally recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 4.1(viii) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

            (ix) promptly furnish to the Manager, upon its request and without charge, at least one (1) conformed copy of each Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents


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      incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by the Manager); and

            (x) during each Effective Period, deliver to the Manager in connection with any sale of Registrable Shares pursuant to a Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Shares (including each preliminary Prospectus) and any amendment or supplement thereto as the Manager may reasonably request; and the Company hereby consents (except during such periods in which a Deferral Notice is outstanding and has not been revoked or during any period that is not a "trading window" as defined in the Company's Insider Trading Policy) to the use of such Prospectus or each amendment or supplement thereto by the Manager in connection with any offering and sale of the Registrable Shares covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

            4.2 Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the Securities Act or (ii) the occurrence of any event or the existence of any Material Event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will (A) in the case of clause (ii) above, subject to the third sentence of this provision, as promptly as practicable, prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use best efforts to cause it to be declared effective as promptly as practicable, and (B) in the case of clause (i) and (ii) above, give notice to the Manager that the availability of a Registration Statement is suspended (a "Deferral Notice"). Upon receipt of any Deferral Notice, the Manager agrees not to sell any Registrable Shares pursuant to a Registration Statement until the Manager's receipt of copies of the supplemented or amended Prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (i) above, as promptly as practicable, (y) in the case of clause (ii) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter.


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            4.3 The Manager agrees that, upon receipt of any Deferral Notice from the Company, the Manager shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Shares pursuant to the Registration Statement applicable to such Registrable Shares until the Manager (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, the Manager shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Manager's possession of the Prospectus covering such Registrable Shares at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Shares pursuant to the Registration Statement may continue.

            4.4 The Company may require the Manager in connection with the Registrable Shares as to which any Registration Statement pursuant to Section
2.1 or 3 is being effected to furnish to the Company such information regarding the Manager and the Manager's intended method of distribution of such Registrable Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. The Manager agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Manager to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such Registration Statement contains or would contain an untrue statement of a material fact regarding the Manager or the Manager's intended method of disposition of such Registrable Shares or omits to state any material fact regarding the Manager or the Manager's intended method of disposition of such Registrable Shares required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to the Manager or the disposition of such Registrable Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            4.5 The Company shall comply with all applicable rules and regulations of the Commission and timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

            4.6 The Company shall provide CUSIP numbers for all Registrable Shares covered by a Registration Statement no later than the effective date of such Registration Statement.

            4.7 The Company and the Manager shall provide such information as is required for any filings required to be made with the NASD.

            4.8 From the period beginning with the termination of the Management Services Agreement and ending two years after the last Management Fee Investment, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the

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Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

            4.9 The Company shall enter into such customary agreements and take all such other necessary and lawful actions in connection therewith in order to expedite or facilitate disposition of such Registrable Shares.

            Upon (i) the filing of the Initial Shelf Registration Statement and
(ii) the effectiveness of the Initial Shelf Registration Statement, the Company shall issue a press release to announce the same.

                                    SECTION 5
                              MANAGER'S OBLIGATIONS

      The Manager agrees, by acquisition of the Registrable Shares, that the Manager shall not be entitled to sell any of such Registrable Shares pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless the Manager has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2.3 hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Manager agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished by it to the Company not misleading and any other information regarding the Manager and the distribution of such Registrable Shares as may be required to be disclosed in a Registration Statement under applicable law or pursuant to Commission comments. The Manager agrees for so long as the Management Services Agreement is in effect, to comply with the Company's Insider Trading Policy. The Manager further agrees not to sell any Registrable Shares pursuant to a Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, within ten (10) Business Days of a request by the Company, of the amount of Registrable Shares sold pursuant to any Registration Statement and, in the absence of a response, the Company may assume that all of the Manager's Registrable Shares were so sold.

                                    SECTION 6
                              REGISTRATION EXPENSES

            The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including (i) all Commission and any NASD registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Registrable Shares for offering and sale under the state securities and blue sky laws referred to in
Section 4.1(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (iii) all expenses relating to the preparation, printing, distribution and reproduction of a Registration Statement, the related Prospectus, each amendment or supplement to each of the foregoing, the certificates representing the Registrable Shares and all other documents relating hereto, (iv) fees and expenses of the registrar and transfer agent for the Trust Stock, (v) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) and (f) reasonable fees, disbursements and expenses of one counsel for the Manager retained in connection with any underwritten offering of the Registrable Shares pursuant to a Registration Statement, as selected by the Manager and reasonably acceptable to the Company (including the expenses of any opinion), and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by the Manager or any placement agent therefor or underwriter thereof, the Company shall promptly after receipt of a documented request therefor reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid. Notwithstanding the foregoing, the Manager shall pay all placement agent fees and commissions and underwriting discounts and commissions attributable to the sale of the Registrable Shares being registered and the fees and disbursements of any counsel or other advisors or experts retained by the Manager, other than the counsel and experts specifically referred to above.

                                    SECTION 7
                                 INDEMNIFICATION

            7.1 Indemnification by the Company.

            The Company will indemnify the Manager, each of its officers, directors and partners, each person controlling the Manager within the meaning of either the Securities Act of the Exchange Act, each underwriter of public offerings effected pursuant to this Agreement, if any, and each person who controls any such underwriter within the meaning of either the Securities Act and the Exchange Act against all claims, losses, expenses, damages and liabilities (or actions, proceedings or settlements with respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any Registration Statement, or amendment thereof or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made), or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such Registration Statement as originally filed or any amendment thereof, preliminary Prospectus or Prospectus. The Company will reimburse the Manager, each of its officers, directors and partners, and each person controlling the Manager, each such underwriter and each person who controls any such underwriter for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Manager or underwriter specifically for use therein. The foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of the Manager or underwriter, or any person controlling the Manager, or underwriter, from whom the persons asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Manager or underwriter to such person at or prior to the written confirmation of the sale of the shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

            7.2 Indemnification by the Manager.

            The Manager will, as to each registration in which the Manager participates, indemnify the Company, each of its directors and officers, each underwriter and each person who controls the Company or such underwriter within the meaning of either the Securities Act or the Exchange Act, and the Manager, each of its officers, directors and partners and each person controlling the Manager, against all claims, losses, expenses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made), and will reimburse the Company, and each of its directors, officers, partners, underwriters and controlling persons for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in any such Registration Statement as originally filed or any amendment thereof, preliminary Prospectus or Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Manager specifically for use therein; provided, however, that (i) the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Manager (which consent shall not be unreasonably withheld) and (ii) that the total amount for which the Manager shall be liable under this Section 7.2. shall not in any event exceed the aggregate net proceeds received by the Manager from the sale of Registrable Shares held by the Manager in such registration.

            7.3 Indemnification Procedures.

            Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party proposed to conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's election and expense; provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by counsel for the Indemnifying Party in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect to such claim or litigation.

            7.4 Survival; Contribution.

            (a) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and of the Indemnified Party, on the other, in connection with the circumstances that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (b) Notwithstanding anything in this Section 7 to the contrary, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

                                    SECTION 8
                   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

            8.1 No person may participate in any registration hereunder which is underwritten unless the person (i) agrees to accept the terms of the underwriting agreement as agreed upon by the Company and the underwriters selected in accordance with this Agreement, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                                    SECTION 9
                        REPORTS UNDER THE SECURITIES LAWS

            9.1 With a view to making available to the Manager the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Manager to sell shares of Trust Stock to the public without registration, the Company agrees to use its commercially reasonable efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of any registration statement covering an underwritten public offering filed under the Securities Act by the Company;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it is subject to the reporting requirements thereof; and

            (c) furnish to the Manager upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested by the Manager in availing itself of any rule or regulation of the Commission permitting the selling of any the securities without registration.

                                   SECTION 10
                         TRANSFER OF REGISTRATION RIGHTS

            Provided that the Company is given written notice by the Manager at the time of any transfer of Registrable Shares by the Manager stating the name and address of the transferee of such Registrable Shares and identifying the securities with respect to which the rights under this Agreement are being assigned, the rights of the Manager under Sections 2 and 3 of this Agreement may be assigned to a transferee or assignee who (i) receives at least [-] shares of Registrable Shares (as adjusted for stock dividends, stock splits, recapitalizations and the like that occur after the date of this Agreement) or
(ii) is a subsidiary, affiliate, parent, general partner, limited partner or retired partner of the Manager, so long as such transfer of securities is in accordance with the LLC Agreement and any other agreements with the Company regarding transfer of Registrable Shares and all applicable state and federal securities laws and regulations, and provided further that the transferee or assignee of such rights assumes in writing the obligations of the Manager under this Agreement. The Company may prohibit the transfer of the Manager's rights under this Section to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

                                   SECTION 11
                      INFORMATION FURNISHED BY THE MANAGER

            The Manager shall furnish to the Company such information regarding the Manager and the distribution proposed by the Manager as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                                   SECTION 12
                                  MISCELLANEOUS

            12.1 Representations.

            Each of the parties hereto represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) to the extent that the indemnification provisions contained in this Agreement may be limited by applicable laws.

            12.2 Expenses.

            Except as provided in Section 6, the Company and the Manager shall each bear their own expenses incurred with respect to this Agreement.

            12.3 Notices.

            All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served by personal delivery to the party for whom intended, by facsimile transmission, by telegram or telex or by registered or certified mail (postage prepaid, return receipt requested), sent to the following addresses (or such other address for a party as shall be specified by like notice):

            (a) If to the Company:

                  Macquarie Infrastructure Company LLC
                  600 Fifth Avenue, 21st Floor

                  New York, New York  10020
                  Facsimile:  (212) 581-8037
                  Attention:  David Mitchell

            (b) If to the Manager:

                  Macquarie Infrastructure Management (USA) Inc.
                  600 Fifth Avenue, 21st Floor
                  New York, New York  10020
                  Facsimile:  (212) 581-8037
                  Attention:  Stephen Peet

            (c) If to the Trust:

                  Macquarie Infrastructure Company Trust
                  600 Fifth Avenue, 21st Floor
                  New York, New York  10020
                  Facsimile:  (212) 581-8037
                  Attention:  Peter Stokes

            12.4 Waiver.

            No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. No modification or waiver by either party hereto of any provision of this Agreement, or consent to any departure by the other party therefrom, shall be effective in any event unless in writing as set forth in Section 12.12 hereof, and then only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, each party hereto shall have the right to waive compliance by the other party with any of the provisions hereof, or to modify such provisions to a less restrictive obligation of the other party on such terms as such party shall determine, with or without prior notice to the other party.

            12.5 Remedies.

            The rights, powers, privileges and remedies hereunder are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

            12.6 Entire Agreement.

            This Agreement constitutes the entire agreement and understanding between the Manager and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

            12.7 Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            12.8 Counterparts.

            This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement by facsimile shall have the same force and effect as delivery of original signatures and each party may use such facsimile signatures as evidence of the execution and delivery of this Agreement by all parties to the same extent that an original signature could be used.

            12.9 Severability.

            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

            12.10 Headings.

            The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

            12.11 Amendment and Waiver.

            Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and the Manager and any such amendment, waiver, discharge or termination shall be binding on the Company and the Manager. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the written consent of the Manager. Any amendment or waiver effected in accordance with this Section 12.11 shall be binding upon the Company and the Manager, and each of their respective successors and permitted assigns.

            12.12 Succession and Assignment.

            Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. Except as otherwise expressly provided to the contrary, the provisions of this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Manager and each of the Manager's legal representatives, heirs, legatees, distributees, permitted assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof, and shall not otherwise be for the benefit of any third party.

            12.13 Information Confidential.

            Each party hereto acknowledges that the information received pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its attorneys), except in connection with the exercise of rights under this Agreement, unless such information is available to the public generally or such party is required by a governmental body to disclose such information.

            12.14 Right to Enforcement.

            The Manager shall have the right to directly enforce the agreements made hereunder by the Company, to the extent they deem such enforcement necessary or advisable to protect its rights.

            IN WITNESS WHEREOF, the parties hereto have each executed this Registration Rights Agreement as of the date first above written.

                                      THE LLC:

                                      MACQUARIE INFRASTRUCTURE COMPANY LLC


                                      ------------------------------------------
                                      Name:
                                      Title:


                                      THE TRUST:

                                      MACQUARIE INFRASTRUCTURE COMPANY TRUST


                                      ------------------------------------------
                                      Name:
                                      Title:


                                      THE MANAGER:

                                      MACQUARIE INFRASTRUCTURE MANAGEMENT
                                      (USA) INC.


                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                      SCHEDULE 1

                        FORM OF NOTICE AND QUESTIONNAIRE

                        SHARES OF BENEFICIAL INTEREST OF
                     MACQUARIE INFRASTRUCTURE COMPANY TRUST

            Macquarie Infrastructure Management (USA) Inc. (the "Manager"), beneficial holder of [-] shares of beneficial interest (the "Registrable Shares") of Macquarie Infrastructure Company Trust (the "Trust"), understands that Macquarie Infrastructure Company LLC (the "LLC", and together with the Trust, the "Company") and the Trust have filed or intend to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Shares in accordance with the terms of the Trust Stock Registration Rights Agreement (the "Registration Rights Agreement") to be dated as of [-], 2004 between the Company and the Manager. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

            The Manager, as a beneficial owner of Registrable Shares, is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Shares pursuant to the Shelf Registration Statement, the Manager generally will be required to be named as a selling security holder in the related Prospectus and to deliver a Prospectus to purchasers of Registrable Shares. If the Manager does not complete this Notice and Questionnaire and deliver it to the Company as provided below, the Manager will not be named as a selling security holder in the Prospectus and therefore will not be permitted to sell any Registrable Shares pursuant to a Shelf Registration Statement. Upon receipt of a completed Notice and Questionnaire from the Manager following the effectiveness of any Shelf Registration Statement, the Company will, as promptly as practicable but in any event within five Business Days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related Prospectus as are necessary to permit the Manager to deliver such Prospectus to purchasers of Registrable Shares.

            Certain legal consequences arise from being named as a selling security holder in the Shelf Registration Statement and the related Prospectus. Accordingly, the Manager, as a holder and beneficial owner of Registrable Shares, is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related Prospectus.

                                     NOTICE

            The Manager hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Shares beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to a Shelf Registration Statement. The

Manager, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

            Pursuant to the Registration Rights Agreement, the Manager has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in a Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Notice and Questionnaire.

                                  QUESTIONNAIRE

            COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE SHOULD BE
                      RETURNED TO THE COMPANY AS FOLLOWS:

                      1 COPY BY FACSIMILE TO [-], FAX: [-]

                      WITH THE ORIGINAL COPY TO FOLLOW TO:

                    MACQUARIE INFRASTRUCTURE COMPANY LLC AT:
                          600 Fifth Avenue, 21st Floor
                            New York, New York 10020
                             Attention: Peter Stokes

      The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

1.    Full legal name of the Manager, as a selling security holder:
      Macquarie Infrastructure Management (USA) Inc.

      (a) Full legal name of The Depository Trust Company Participant (if applicable) through which Registrable Shares listed in (3) below are held:

            Name:_______________________________________________________________
            DTC No.:____________________________________________________________
            Contact Person:_____________________________________________________
            Telephone No.:______________________________________________________

      (b) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?


            ____________________________________________________________________

      (c) If your response to Item 1(b) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?


            ____________________________________________________________________

            For the purposes of this Item 1(c), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

2.    Address for notices to Manager:

            600 Fifth Avenue, 21st Floor
            New York, New York 10020

            Telephone, including area code: [-]

            Fax, including area code:  (212) 581-9037

            Contact Person:

3.    Beneficial ownership of Registrable Shares:

      (a)   Number of Registrable Shares beneficially owned:

            ----- shares of beneficial interest of Macquarie Infrastructure Company Trust

      (b)   CUSIP No(s). of such Registrable Shares beneficially owned:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

4. Beneficial Ownership of the Trust securities (other than Registrable Securities) owned by the Manager:

      EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SHARES OF TRUST STOCK OTHER THAN THE REGISTRABLE SHARES LISTED ABOVE IN ITEM (3).

      (a) Type and Amount of other shares of Trust Stock beneficially owned by the Manager:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (b)   CUSIP No(s). of such other shares of Trust Stock beneficially owned:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

5.    Nature of Beneficial Ownership:

      (a)(i) Full legal name of Manager's controlling stockholders who have sole or shared voting or dispositive power over the Registrable Shares:


      --------------------------------------------------------------------------

      (ii) Business address (including street address)(or residence if no business address), telephone number and facsimile number of such person(s):

      Address:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      Telephone:
                ----------------------------------------------------------------
      Fax:
          ----------------------------------------------------------------------
6.    Plan of Distribution:

      Except as set forth below, the Manager (including its donees or pledgees) intends to distribute the Registrable Shares listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all):
      Such Registrable Shares may be sold from time to time directly by the Manager or alternatively through underwriters or broker-dealers or agents. If the Registrable Shares are sold through underwriters or broker-dealers, the Manager will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Registrable Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Shares, short and deliver Registrable Shares to close out such short positions, or loan or pledge Registrable Shares to broker-dealers that in turn may sell such securities.

      State any exceptions here:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Shares without the prior agreement of the Company.

      The Manager acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), and the provisions of the Securities Act relating to Prospectus delivery, in connection with any offering of Registrable Shares pursuant to a Shelf Registration Statement. The Manager agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

      The Manager hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

      Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Manager against certain liabilities.

      In accordance with the Manager's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in a Shelf Registration

Statement, the Manager agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while a Shelf Registration Statement remains effective. All notices to the Manager hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the Manager at the address set forth in
Item 1(a) of this Notice and Questionnaire.

      By signing below, the Manager acknowledges that it is the beneficial owner of the Registrable Shares set forth herein, represents that the information herein is accurate, consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in a Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of a Shelf Registration Statement and the related Prospectus.

      Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Manager. This Agreement shall be governed in all respects by the laws of the State of New York.

      IN WITNESS WHEREOF, the Manager, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                      THE MANAGER:

                                      MACQUARIE INFRASTRUCTURE MANAGEMENT
                                      (USA) INC.



                                      ------------------------------------------
                                      Name:
                                      Title:

Dated:

                          -----------------------------

                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                      MACQUARIE INFRASTRUCTURE COMPANY LLC,

                     MACQUARIE INFRASTRUCTURE COMPANY TRUST

                                       AND

                 MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC.


                              Dated as of [-], 2004

                          -----------------------------

            This TRUST STOCK REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of [-], 2004, is among Macquarie Infrastructure Company LLC, a Delaware limited liability company (the "LLC"), Macquarie Infrastructure Company Trust, a Delaware statutory trust (the "Trust" and, together with the LLC, the "Company"), and Macquarie Infrastructure Management (USA) Inc., a Delaware corporation (the "Manager"), and a holder of shares of beneficial interest of the Trust (the "Trust Stock").

                                    RECITALS

            WHEREAS, the Company has resolved to issue and sell in an underwritten registered initial public offering up to a determined number of shares representing beneficial interests in the Trust;

            WHEREAS, pursuant to the terms of a Management Services Agreement (the "Management Services Agreement") dated as of the date hereof among the Manager, the LLC, Macquarie Infrastructure Company Inc. and certain directly wholly owned subsidiaries of the LLC (each, a "Managed Subsidiary" and, together, the "Managed Subsidiaries"), the LLC and each Managed Subsidiary have agreed to appoint the Manager to manage their business and affairs as therein described;

            WHEREAS, pursuant to the terms of the Management Services Agreement, the Manager has agreed to [enter into a purchase agreement to] purchase from the LLC, in a separate private placement closing concurrently with the Offering (defined below), a number of shares of Trust Stock having an aggregate purchase price of $35 million, at a per share price equal to the initial public offering price (the "Initial Investment");

            WHEREAS, pursuant to the terms of the Management Services Agreement, the Manager has the right but not the obligation to invest all or a portion of the management fees it receives from the LLC and the Managed Subsidiaries, from time to time, in Trust Stock in accordance with the terms therein (each, a "Management Fee Investment" and, together, the "Management Fee Investments");

            WHEREAS, as a condition to the Manager's obligation to purchase shares of Trust Stock in the Initial Investment, the Company has agreed to enter into this Agreement;

            WHEREAS, the Company desires to provide the Manager with the rights set forth herein in order to induce the Manager to make Management Fee Investments; and

            WHEREAS, the parties hereto desire to enter into this Agreement with respect to certain rights and obligations of the Manager in connection with its ownership of the Trust Stock.

            NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties agree as follows:

                                   SECTION 13
                                   DEFINITIONS

            13.1 Definitions.

            The following terms, when used in this Agreement, shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

            "Commission" means the Securities and Exchange Commission.

            "Company Registration Statement" shall have the meaning set forth in
Section 3.1.

            "Deferral Notice" shall have the meaning set forth in Section 4.2.

            "Effective Period" means, with respect to a Registration Statement, the period commencing from the time such Registration Statement becomes or is declared effective until all Registrable Shares registered under such Registration Statement shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Shares.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Initial Investment" shall have the meaning set forth in the Recitals hereto.

            "LLC Agreement" means the Amended and Restated Operating Agreement of Macquarie Infrastructure Company LLC dated as of [-], 2004.

            "LLC Interest" means a limited liability company interest in the Company with the terms specified in the LLC Agreement.

            "Managed Subsidiary" shall have the meaning set forth in the Recitals hereto.

            "Management Fee Investment" shall have the meaning set forth in the Recitals hereto.

            "Management Services Agreement" shall have the meaning set forth in the Recitals hereto.

            "Material Event" shall have the meaning set forth in Section
4.1(iv).

            "NASD" means the National Association of Securities Dealers, Inc.

            "Notice and Questionnaire" shall have the meaning set forth in
Section 2.3.

            "Offering" means the initial public offering of the Trust Stock by the Company.

            "Person" means any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

            "Prospectus" means the prospectus included in any Shelf Registration Statement filed in accordance with Section 2 or a Company Registration Statement described in Section 3, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

            "Public Offering" means the closing of a firm commitment, underwritten registered public offering of the Trust Stock (following the Offering and other than an offering covered by a registration statement relating solely to a sale of securities of the Company pursuant to a stock purchase or similar plan or a transaction within the scope of Rule 145 promulgated under the Securities Act).

            "Registrable Shares" means (i) at any time from and after the date that is the first anniversary of the closing of the Offering, 50% of all shares of Trust Stock purchased by the Manager as the Initial Investment, (ii) at any time from and after the third anniversary of such closing, the balance of such shares of Trust Stock purchased by the Manager as the Initial Investment, and
(iii) at any time from and after the date that is the first anniversary of the closing of the Offering, the number of shares of Trust Stock purchased by the Manager in connection with Management Fee Investments; provided, however, that Registrable Shares shall not include any shares of Trust Stock which have previously been registered, which have been sold to the public either pursuant to a registration statement or Rule 144 or which have been sold in a private transaction in which the transferor's rights under this Agreement were not assigned.

            "Registration Statement" means any Shelf Registration Statement or any Company Registration Statement.

            "Registration Expenses" shall have the meaning set forth in Section
6.

            "Rule 144" means Rule 144 promulgated under the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shelf Registration Statement" means any of the shelf registration statements referred to in Section 2.1, as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in each such Shelf Registration Statement.

            "Trust Stock" shall have the meaning set forth in the Recitals hereto.

            Other terms defined herein shall have the meanings assigned to them herein and capitalized terms used herein without definition shall have the meanings ascribed thereto in the Management Services Agreement.

                                   SECTION 14
                      REGISTRATION UNDER THE SECURITIES ACT

            14.1 The Company agrees to file under the Securities Act, as soon as reasonably possible after the first anniversary of the closing of the Offering, a Shelf Registration Statement (the "Initial Shelf Registration Statement") providing for the registration, and the sale on a continuous or delayed basis (including through brokers and dealers) by the Manager, of the Registrable Shares, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company agrees to use its reasonable efforts to cause the Initial Shelf Registration Statement to become or be declared effective as soon as reasonably possible after the filing of the Initial Shelf Registration Statement and to keep the Initial Shelf Registration Statement continuously effective throughout the Effective Period.

            For so long as the Manager holds Registrable Shares or can be reasonably foreseen to acquire Registrable Shares pursuant to future Management Fee Investments and in order that the Manager may have registered and sell the Registrable Shares it purchases, following the effectiveness of the Initial Shelf Registration Statement, or Subsequent Shelf Registration Statement (defined below), as the case may be, but prior to the termination of the Effective Period of the Initial Shelf Registration Statement, or Subsequent Shelf Registration Statement (defined below), as the case may be, the Company agrees to use its reasonable efforts to file one or more subsequent Shelf Registration Statements (each, a "Subsequent Shelf Registration Statement") providing for the registration, and the sale on a continuous or delayed basis (including through brokers and dealers) by the Manager, of all of the Registrable Shares, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company agrees to use its reasonable efforts to cause each Subsequent Shelf Registration Statement to become or be declared effective as soon as reasonably possible after the termination of the Effective Period of the previous Subsequent Shelf Registration Statement.

            At the time each Shelf Registration Statement is declared effective, the Manager, on or prior to the date [twenty (20)] Business Days prior to such time of effectiveness, shall be named as a selling security holder in such Shelf Registration Statement and the related Prospectus in such a manner as to permit the Manager to deliver such Prospectus to purchasers of Registrable Shares in accordance with applicable law.

            14.2 The Company further agrees that it shall cause each Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the related Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company agrees to furnish to the Manager copies of any supplement or amendment prior to its being used or promptly following its filing with the Commission. If any Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during an Effective Period (other than because all Registrable Shares registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Shares), the Company shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

            14.3 The Manager agrees that if it wishes to sell Registrable Shares pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2.3. The Manager agrees to deliver a Notice and Questionnaire, a form of which is attached as Schedule 1 to this Agreement (the "Notice and Questionnaire"), to the Company at least [-] Business Days prior to any intended distribution of Registrable Shares under a Shelf Registration Statement. From and after the date a Shelf Registration Statement is declared effective, the Company shall, [within fifteen (15) Business Days] or, if the Commission requires the Company to file with the Commission a new Shelf Registration Statement, [within thirty (30) calendar days], after the date a Notice and Questionnaire is delivered by the Manager, (i) if required by applicable law, file with the Commission a post-effective amendment to a Shelf Registration Statement or an additional Shelf Registration Statement, or use its reasonable efforts to prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Manager is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit the Manager to deliver such Prospectus to purchasers of the Registrable Shares in accordance with applicable law and, if the Company shall file a post-effective amendment to a Shelf Registration Statement or such additional Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment or such additional Shelf Registration Statement to be declared effective under the Securities Act [within sixty (60)] calendar days of filing; (ii) provide the Manager copies of any documents filed pursuant to
Section 2.3(i); and (iii) notify the Manager as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or any additional Shelf Registration Statement filed pursuant to Section 2.3(i); provided that if such Notice and Questionnaire is delivered by the Manager during a Deferral Period, the Company shall so inform the Manager and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 4.2.

                                   SECTION 15
                             PIGGYBACK REGISTRATION

            15.1 Right to Piggyback.

            (a) Subject to the terms and conditions hereof, at any time after the first anniversary of the closing of the Offering, whenever the Company proposes to register, either for its own account or the account of a security holder or holders, any shares of Trust Stock under the Securities Act and the form of registration statement (the "Company Registration Statement") to be used, may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company shall give prompt written notice to the Manager of the Company's intention to effect such a registration and shall include in the Company Registration Statement all Registrable Shares with respect to which the Manager has provided the Company with a written request for inclusion therein within twenty (20) calendar days after the receipt of the Company's notice.

            (b) Notwithstanding the foregoing, the Company shall not be required to notify the Manager or include Registrable Shares in any registration (i) on Form S-1, S-3 or S-8 under the Securities Act or their successor forms relating solely to stock purchase or similar plans, (ii) on Form S-4 or successor forms relating solely to a transaction within the scope of Rule 145, or (iii) on any other form (other than Form S-1, S-2, S-3, SB-1 or SB-2, or their successor forms) which does not include substantially the same information as would be required to be included in a Shelf Registration Statement covering a registration pursuant to Section 2 above.

            (c) The Company shall have the right to terminate or withdraw any Company Registration Statement initiated by it under this Section 3 prior to the effectiveness of such Company Registration Statement, whether or not the Manager has elected to include securities in such Company Registration Statement.

            15.2 Underwriting.

            If the Company Registration Statement of which the Company gives notice is for a public offering involving an underwriting, the Company shall so advise the Manager as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of the Manager to be named selling security holder in a Company Registration Statement pursuant to this Section 3 shall be conditioned upon the Manager's participation in such underwriting and the inclusion of the Manager's Registrable Shares in the underwriting to the extent provided herein. The Company and the Manager shall enter into an underwriting agreement in customary form with the underwriters selected by the Company.

            15.3 Cutback.

            Notwithstanding any other provision of this Section 3 to the contrary, if the representative of the underwriters determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriters and the Company may limit the number of Registrable Shares to be included in the Company Registration Statement and underwriting. In the event of any such limitation of the number of shares of Trust Stock to be underwritten, the Company shall so advise the Manager, and the number of shares included in such Company Registration Statement and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter to the Manager. If the Manager disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Shares excluded or withdrawn from such underwriting shall be withdrawn from such Company Registration Statement.

                                   SECTION 16
                             REGISTRATION PROCEDURES

            The following provisions shall apply to any Shelf Registration Statement filed pursuant to Section 2 and any Company Registration Statement filed pursuant to Section 3.

            16.1 The Company shall use reasonable efforts to:

            (xi) prepare and file with the Commission a Registration Statement on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Shares in accordance with the intended method or methods thereof, as specified in writing by the Manager, and use its reasonable efforts to cause such Registration Statement to become effective in accordance with Section 3.1 above;

            (xii) before filing any Registration Statement or related Prospectus or any amendments or supplements thereto with the Commission, furnish to the Manager copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the Commission such comments as the Manager reasonably shall propose within [three (3)] Business Days of the delivery of such copies to the Manager;

            (xiii) use its reasonable efforts to (A) prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement and file with the Commission any other required document as may be necessary to keep such Registration Statement continuously effective until the expiration of the Effective Period, (B) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, and (C) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Shares covered by a Registration Statement during the Effective Period in accordance with the intended methods of disposition by the Manager set forth in a Registration Statement as so amended or such Prospectus as so supplemented;

            (xiv) promptly notify the Manager (A) when each Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to each Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request, following the effectiveness of each Registration Statement, by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into a Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (F) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 4.2), state that it constitutes a Deferral Notice, in which event the provisions of Section
      4.2 shall apply or (G) at any time when a Prospectus is required to be delivered under the Securities Act, that a Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

            (xv) prior to any public offering of the Registrable Shares pursuant to a Registration Statement, use reasonable efforts to register or qualify or cooperate with the Manager in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as the Manager reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Shares pursuant to a Registration Statement, use its reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with the Manager's offer and sale of Registrable Shares pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Shares in the manner set forth in the Registration Statement and the related Prospectus; provided that the Company will not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (B) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject;

            (xvi) use its reasonable efforts to prevent the issuance of and, if issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

            (xvii) upon reasonable notice, for a reasonable period prior to the filing of a Registration Statement, and throughout the applicable Effective Period, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by a representative of any underwriter, placement agent or counsel appointed by the Manager in connection with an underwritten offering, such financial and other information and books and records of the Company, and cause the officers, directors, trustees and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the counsel to the Manager, to conduct a reasonable "due diligence" investigation; provided, however, that each such representative appointed by the Manager in connection with an underwritten offering shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in a Registration Statement or otherwise) or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement and the opportunity to contest the same or seek an appropriate protective order);

            (xviii) if reasonably requested by the Manager, promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Manager shall, on the basis of a written opinion of nationally recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 4.1(viii) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

            (xix) promptly furnish to the Manager, upon its request and without charge, at least one (1) conformed copy of each Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by the Manager); and

            (xx) during each Effective Period, deliver to the Manager in connection with any sale of Registrable Shares pursuant to a Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Shares (including each preliminary Prospectus) and any amendment or supplement thereto as the Manager may reasonably request; and the Company hereby consents (except during such periods in which a Deferral Notice is outstanding and has not been revoked or during any period that is not a "trading window" as defined in the Company's Insider Trading Policy) to the use of such Prospectus or each amendment or supplement thereto by the Manager in connection with any offering and sale of the Registrable Shares covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

            16.2 Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any Material Event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) in accordance with the terms of the Company's Insider Trading Policy the availability of a Registration Statement and the related Prospectus, the Company will (A) in the case of clause (ii) above, subject to the third sentence of this provision, as promptly as practicable, prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the third sentence of this provision, use reasonable efforts to cause it to be declared effective as promptly as practicable, and (B) in the case of clause (i) and (ii) above, give notice to the Manager that the availability of a Registration Statement is suspended (a "Deferral Notice"). Upon receipt of any Deferral Notice, the Manager agrees not to sell any Registrable Shares pursuant to a Registration Statement until the Manager's receipt of copies of the supplemented or amended Prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (i) above, as promptly as practicable, (y) in the case of clause (ii) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter.

            16.3 The Manager agrees that, upon receipt of any Deferral Notice from the Company, the Manager shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Shares pursuant to the Registration Statement applicable to such Registrable Shares until the Manager (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, the Manager shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Manager's possession of the Prospectus covering such Registrable Shares at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Shares pursuant to the Registration Statement may continue.

            16.4 The Company may require the Manager in connection with the Registrable Shares as to which any Registration Statement pursuant to Section
2.1 or 3 is being effected to furnish to the Company such information regarding the Manager and the Manager's intended method of distribution of such Registrable Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. The Manager agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Manager to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such Registration Statement contains or would contain an untrue statement of a material fact regarding the Manager or the Manager's intended method of disposition of such Registrable Shares or omits to state any material fact regarding the Manager or the Manager's intended method of disposition of such Registrable Shares required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to the Manager or the disposition of such Registrable Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            16.5 The Company shall comply with all applicable rules and regulations of the Commission and make generally available to the Manager earning statements (which need not be audited) satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than [forty (40)] calendar days after the end of any twelve (12)-month period (or [seventy-five (75]) days after the end of any twelve (12)-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

            16.6 The Company shall provide CUSIP numbers for all Registrable Shares covered by a Registration Statement no later than the effective date of such Registration Statement [and the transfer agent for the Trust Stock with printed certificates for the Registrable Shares that are in a form eligible for deposit with The Depository Trust Company].

            16.7 The Company shall use its reasonable efforts to provide such information as is required for any filings required to be made with the NASD.

            16.8 Until the expiration of two years after the closing of the Offering, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

            16.9 The Company shall enter into such customary agreements and take all such other necessary and lawful actions in connection therewith in order to expedite or facilitate disposition of such Registrable Shares.

            Upon (i) the filing of the Initial Shelf Registration Statement and
(ii) the effectiveness of the Initial Shelf Registration Statement, the Company shall announce the same in each case by release to [Reuters Economic Services] and [Bloomberg Business News].

                                   SECTION 17
                              MANAGER'S OBLIGATIONS

      The Manager agrees, by acquisition of the Registrable Shares, that the Manager shall not be entitled to sell any of such Registrable Shares pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless the Manager has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2.3 hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Manager agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished by it to the Company not misleading and any other information regarding the Manager and the distribution of such Registrable Shares as may be required to be disclosed in a Registration Statement under applicable law or pursuant to Commission comments. The Manager further agrees not to sell any Registrable Shares pursuant to a Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, following termination of the Effective Period, to notify the Company, within [ten (10)] Business Days of a request by the Company, of the amount of Registrable Shares sold pursuant to a Registration Statement and, in the absence of a response, the Company may assume that all of the Manager's Registrable Shares were so sold.

                                   SECTION 18
                              REGISTRATION EXPENSES

            The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including (i) all Commission and any NASD registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Registrable Shares for offering and sale under the state securities and blue sky laws referred to in
Section 4.1(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (iii) all expenses relating to the preparation, printing, distribution and reproduction of a Registration Statement, the related Prospectus, each amendment or supplement to each of the foregoing, the certificates representing the Registrable Shares and all other documents relating hereto, (iv) fees and expenses of the registrar and transfer agent for the Trust Stock, (v) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) and (f) reasonable fees, disbursements and expenses of one counsel for the Manager retained in connection with any underwritten offering of the Registrable Shares pursuant to a Registration

Statement, as selected by the Company, and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by the Manager or any placement agent therefor or underwriter thereof, the Company shall promptly after receipt of a documented request therefor reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid. Notwithstanding the foregoing, the Manager shall pay all placement agent fees and commissions and underwriting discounts and commissions attributable to the sale of the Registrable Shares being registered and the fees and disbursements of any counsel or other advisors or experts retained by the Manager, other than the counsel and experts specifically referred to above.

                                   SECTION 19
                                 INDEMNIFICATION

            19.1 Indemnification by the Company.

            The Company will indemnify the Manager, each of its officers, directors and partners, each person controlling the Manager, each underwriter of public offerings effected pursuant to this Agreement, if any, and each person who controls any such underwriter against all claims, losses, expenses, damages and liabilities (or actions, proceedings or settlements with respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any Registration Statement, or amendment thereof or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made), or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such Registration Statement as originally filed or any amendment thereof, preliminary Prospectus or Prospectus. The Company will reimburse the Manager, each of its officers, directors and partners, and each person controlling the Manager, each such underwriter and each person who controls any such underwriter for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Manager or underwriter specifically for use therein. The foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of the Manager or underwriter, or any person controlling the Manager, or underwriter, from whom the persons asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Manager or underwriter to such person at or prior to the written confirmation of the sale of the shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

            19.2 Indemnification by the Manager.

            The Manager will, as to each registration in which the Manager participates, indemnify the Company, each of its directors and officers, each underwriter and each person who controls the Company or such underwriter within the meaning of the Securities Act, and the Manager, each of its officers, directors and partners and each person controlling the Manager, against all claims, losses, expenses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made), and will reimburse the Company, and each of its directors, officers, partners, underwriters and controlling persons for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in any such Registration Statement as originally filed or any amendment thereof, preliminary Prospectus or Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Manager specifically for use therein; provided, however, that (i) the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Manager (which consent shall not be unreasonably withheld) and (ii) that the total amount for which the Manager shall be liable under this Section 7.2. shall not in any event exceed the aggregate net proceeds received by the Manager from the sale of Registrable Shares held by the Manager in such registration.

            19.3 Indemnification Procedures.

            Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party proposed to conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's election and expense; provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other

Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by counsel for the Indemnifying Party in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect to such claim or litigation.

            19.4 Survival; Contribution.

            (a) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and of the Indemnified Party, on the other, in connection with the circumstances that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (b) Notwithstanding anything in this Section 7 to the contrary, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

                                   SECTION 20
                   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

            8.1 No person may participate in any registration hereunder which is underwritten unless the person (i) agrees to accept the terms of the underwriting agreement as agreed upon by the Company and the underwriters selected in accordance with this Agreement, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                                   SECTION 21
                        REPORTS UNDER THE SECURITIES LAWS

            9.1 With a view to making available to the Manager the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Manager to sell shares of Trust Stock to the public without registration, the Company agrees to use its commercially reasonable efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of any registration statement covering an underwritten public offering filed under the Securities Act by the Company;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it is subject to the reporting requirements thereof; and

            (c) furnish to the Manager upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested by the Manager in availing itself of any rule or regulation of the Commission permitting the selling of any the securities without registration.

                                   SECTION 22
                         TRANSFER OF REGISTRATION RIGHTS

            Provided that the Company is given written notice by the Manager at the time of any transfer of Registrable Shares by the Manager stating the name and address of the transferee of such Registrable Shares and identifying the securities with respect to which the rights under this Agreement are being assigned, the rights of the Manager under Sections 2 and 3 of this Agreement may be assigned to a transferee or assignee who (i) receives at least [2,000,000] shares of Registrable Shares (as adjusted for stock dividends, stock splits, recapitalizations and the like that occur after the date of this Agreement) or
(ii) is a subsidiary, affiliate, parent, general partner, limited partner or retired partner of the Manager, so long as such transfer of securities is in accordance with the LLC Agreement and any other agreements with the Company regarding transfer of Registrable Shares and all applicable state and federal securities laws and regulations, and provided further that the transferee or assignee of such rights assumes in writing the obligations of the Manager under this Agreement. The Company may prohibit the transfer of the Manager's rights under this Section to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

                                   SECTION 23
                      INFORMATION FURNISHED BY THE MANAGER

            The Manager shall furnish to the Company such information regarding the Manager and the distribution proposed by the Manager as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                                   SECTION 24
                                  MISCELLANEOUS

            24.1 Representations.

            Each of the parties hereto represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) to the extent that the indemnification provisions contained in this Agreement may be limited by applicable laws.

            24.2 Expenses.

            The Company and the Manager shall each bear their own expenses incurred with respect to this Agreement.

            24.3 Notices.

            All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served by personal delivery to the party for whom intended, by facsimile transmission, by telegram or telex or by registered or certified mail (postage prepaid, return receipt requested), sent to the following addresses (or such other address for a party as shall be specified by like notice):

            (a) If to the Company:

                  Macquarie Infrastructure Company LLC
                  600 Fifth Avenue, 21st Floor
                  New York, New York  10020
                  Facsimile:  (212) 581-8037
                  Attention:  Peter Stokes

            (b) If to the Manager:

                  Macquarie Infrastructure Management (USA) Inc.
                  600 Fifth Avenue, 21st Floor
                  New York, New York  10020
                  Facsimile:  (212) 581-8037
                  Attention:  Stephen Peet

            (c) If to the Trust:

                  Macquarie Infrastructure Company Trust
                  600 Fifth Avenue, 21st Floor
                  New York, New York  10020
                  Facsimile:  (212) 581-8037
                  Attention:  Peter Stokes

            24.4 Waiver.

            No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. No modification or waiver by either party hereto of any provision of this Agreement, or consent to any departure by the other party therefrom, shall be effective in any event unless in writing as set forth in Section 12.12 hereof, and then only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, each party hereto shall have the right to waive compliance by the other party with any of the provisions hereof, or to modify such provisions to a less restrictive obligation of the other party on such terms as such party shall determine, with or without prior notice to the other party.

            24.5 Remedies.

            The rights, powers, privileges and remedies hereunder are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

            24.6 Entire Agreement.

            This Agreement constitutes the entire agreement and understanding between the Manager and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

            24.7 Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            24.8 Counterparts.

            This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement by facsimile shall have the same force and effect as delivery of original signatures and each party may use such facsimile signatures as evidence of the execution and delivery of this Agreement by all parties to the same extent that an original signature could be used.

            24.9 Severability.

            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

            24.10 Headings.

            The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

            24.11 Amendment and Waiver.

            Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and the Manager and any such amendment, waiver, discharge or termination shall be binding on the Company and the Manager. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the written consent of the Manager. Any amendment or waiver effected in accordance with this Section 12.11 shall be binding upon the Company and the Manager, and each of their respective successors and permitted assigns.

            24.12 Succession and Assignment.

            Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. Except as otherwise expressly provided to the contrary, the provisions of this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Manager and each of the Manager's legal representatives, heirs, legatees, distributees, permitted assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof, and shall not otherwise be for the benefit of any third party.

            24.13 Information Confidential.

            Each party hereto acknowledges that the information received pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such party is required by a governmental body to disclose such information.

            24.14 Right to Enforcement.

            The Manager shall have the right to directly enforce the agreements made hereunder by the Company, to the extent they deem such enforcement necessary or advisable to protect its rights.

            IN WITNESS WHEREOF, the parties hereto have each executed this Trust Stock Registration Rights Agreement as of the date first above written.

                                      THE LLC:

                                      MACQUARIE INFRASTRUCTURE COMPANY LLC


                                      ------------------------------------------
                                      Name:
                                      Title:



                                      THE TRUST:

                                      MACQUARIE INFRASTRUCTURE COMPANY TRUST


                                      ------------------------------------------
                                      Name:
                                      Title:



                                      THE MANAGER:

                                      MACQUARIE INFRASTRUCTURE MANAGEMENT
                                      (USA) INC.


                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                      SCHEDULE 1

                        FORM OF NOTICE AND QUESTIONNAIRE

                        SHARES OF BENEFICIAL INTEREST OF
                     MACQUARIE INFRASTRUCTURE COMPANY TRUST

            Macquarie Infrastructure Management (USA) Inc. (the "Manager"), beneficial holder of [-] shares of beneficial interest (the "Registrable Shares") of Macquarie Infrastructure Company Trust (the "Trust"), understands that Macquarie Infrastructure Company LLC (the "LLC", and together with the Trust, the "Company") and the Trust have filed or intend to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Shares in accordance with the terms of the Trust Stock Registration Rights Agreement (the "Registration Rights Agreement") to be dated as of [-], 2004 between the Company and the Manager. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

            The Manager, as a beneficial owner of Registrable Shares, is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Shares pursuant to the Shelf Registration Statement, the Manager generally will be required to be named as a selling security holder in the related Prospectus and to deliver a Prospectus to purchasers of Registrable Shares. If the Manager does not complete this Notice and Questionnaire and deliver it to the Company as provided below, the Manager will not be named as a selling security holder in the Prospectus and therefore will not be permitted to sell any Registrable Shares pursuant to a Shelf Registration Statement. Upon receipt of a completed Notice and Questionnaire from the Manager following the effectiveness of any Shelf Registration Statement, the Company will, as promptly as practicable but in any event within five Business Days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related Prospectus as are necessary to permit the Manager to deliver such Prospectus to purchasers of Registrable Shares.

            [Certain legal consequences arise from being named as a selling security holder in the Shelf Registration Statement and the related Prospectus. Accordingly, the Manager, as a holder and beneficial owner of Registrable Shares, is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related Prospectus.]

                                     NOTICE

            The Manager hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Shares beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to a Shelf Registration Statement. The Manager, by signing and returning this Notice and Questionnaire, understands that it will be


                                    Sch-1-1
bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

            Pursuant to the Registration Rights Agreement, the Manager has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in a Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Notice and Questionnaire.


                                    Sch-1-2

                                  QUESTIONNAIRE

            COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE SHOULD BE
                      RETURNED TO THE COMPANY AS FOLLOWS:

                      1 COPY BY FACSIMILE TO [-], FAX: [-]

                      WITH THE ORIGINAL COPY TO FOLLOW TO:

                    MACQUARIE INFRASTRUCTURE COMPANY LLC AT:
                          600 Fifth Avenue, 21st Floor
                            New York, New York 10020
                             Attention: Peter Stokes

      The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

1.    Full legal name of the Manager, as a selling security holder:
      Macquarie Infrastructure Management (USA) Inc.

      (a) Full legal name of The Depository Trust Company Participant (if applicable through which Registrable Shares listed in (3) below are held:

            Name:_______________________________________________________________
            DTC No.:____________________________________________________________
            Contact Person:_____________________________________________________
            Telephone No.:______________________________________________________

      (b) [Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

            ____________________________________________________________________

      (c) If your response to Item 1(b) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

            ____________________________________________________________________

            For the purposes of this Item 1(c), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.]


                                    Sch-1-3

2.    Address for notices to Manager:

            600 Fifth Avenue, 21st Floor
            New York, New York  10020

            Telephone, including area code: [-]

            Fax, including area code:  (212) 581-9037

            Contact Person:

3.    Beneficial ownership of Registrable Shares:

      (a)   Number of Registrable Shares beneficially owned:

            ----- shares of beneficial interest of Macquarie Infrastructure Company Trust

      (b)   CUSIP No(s). of such Registrable Shares beneficially owned:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

4.    Beneficial Ownership of the Trust securities owned by the Manager:

      EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SHARES OF TRUST STOCK OTHER THAN THE REGISTRABLE SHARES LISTED ABOVE IN ITEM (3).

      (a) Type and Amount of other shares of Trust Stock beneficially owned by the Manager:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (b)   CUSIP No(s). of such other shares of Trust Stock beneficially owned:

            --------------------------------------------------------------------

            --------------------------------------------------------------------


                                    Sch-1-4

5.    Nature of Beneficial Ownership:

      (a)(i) Full legal name of Manager's controlling stockholders who have sole or shared voting or dispositive power over the Registrable Shares:

      --------------------------------------------------------------------------

      (ii) Business address (including street address)(or residence if no business address), telephone number and facsimile number of such person(s):

      Address:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Telephone:
                ----------------------------------------------------------------
      Fax:
          ----------------------------------------------------------------------

6.    Plan of Distribution:

      Except as set forth below, the Manager (including its donees or pledgees) intends to distribute the Registrable Shares listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all):
      Such Registrable Shares may be sold from time to time directly by the Manager or alternatively through underwriters or broker-dealers or agents. If the Registrable Shares are sold through underwriters or broker-dealers, the Manager will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Registrable Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Shares, short and deliver Registrable Shares to close out such short positions, or loan or pledge Registrable Shares to broker-dealers that in turn may sell such securities.

      State any exceptions here:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


      Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Shares without the prior agreement of the Company.

      The Manager acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), and the provisions of the Securities Act relating to Prospectus delivery, in connection with any offering of Registrable


                                    Sch-1-5

Shares pursuant to a Shelf Registration Statement. The Manager agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

      The Manager hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

      Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Manager against certain liabilities.

      In accordance with the Manager's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in a Shelf Registration Statement, the Manager agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while a Shelf Registration Statement remains effective. All notices to the Manager hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the Manager at the address set forth in Item 1(a) of this Notice and Questionnaire.

      By signing below, the Manager acknowledges that it is the beneficial owner of the Registrable Shares set forth herein, represents that the information herein is accurate, consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in a Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of a Shelf Registration Statement and the related Prospectus.

      Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Manager. This Agreement shall be governed in all respects by the laws of the State of New York.

      IN WITNESS WHEREOF, the Manager, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                      THE MANAGER:

                                      MACQUARIE INFRASTRUCTURE MANAGEMENT
                                      (USA) INC.


                                      ------------------------------------------
                                      Name:
                                      Title:

Dated:


                                    Sch-1-6